   As filed with the Securities and Exchange Commission on March 1, 2001

                                                      Registration No. 333-

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                ---------------

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933
                                ---------------

                             DIGITAL ISLAND, INC.
            (Exact name of registrant as specified in its charter)
                                ---------------

                Delaware                           68-0322824
     (State or other jurisdiction of            (I.R.S. Employer
     incorporation or organization)          Identification Number)

                                ---------------

                         45 Fremont Street, 12th Floor
                        San Francisco, California 94105
                                (415) 738-4100
              (Address, including zip code, and telephone number,
                     including area code, of registrant's
                         principal executive offices)
                                ---------------

                                 T.L. Thompson
                            Chief Financial Officer
                             Digital Island, Inc.
                         45 Fremont Street, 12th Floor
                        San Francisco, California 94105
                                (415) 738-4100
  (Name and address, including zip code, and telephone number, including area code, of agent for service)
                                ---------------

                                   Copy to:
                              Curtis L. Mo, Esq.
                             Anthony S. Wang, Esq.
                             Joseph K. Wyatt, Esq.
                        Brobeck, Phleger & Harrison LLP
                             Two Embarcadero Place
                                2200 Geng Road
                          Palo Alto, California 94303
                                (650) 424-0160
                                ---------------

       Approximate date of commencement of proposed sale to the public:
    From time to time after this Registration Statement becomes effective.

          If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

          If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration Statement No. 333-54512

          If this Form is a post-effective amendment filed pursuant to Rule

462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

          If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------

                        CALCULATION OF REGISTRATION FEE

==================================================================================================================================
                                                               Proposed Maximum         Proposed Maximum
     Title of Each Class of                                   Offering Price Per       Aggregate Offering           Amount of
   Securities to be Registered     Amount to Be Registered         Share(1)                 Price(1)             Registration Fee
----------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.001
per share                                    97,103                $3.60                    $349,570.80              $87.39
==================================================================================================================================

(1) The price of $3.60 was the average of the high and low prices of the Common Stock on the Nasdaq National Market System on February 23, 2001 and is set forth solely for the purpose of computing the registration fee pursuant to Rule 457(c).


                                ---------------

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

This Registration Statement shall become effective upon the filing with the Commission in accordance with Rule 462(b) and the Securities Act of 1933, as amended.

                           INCORPORATION BY REFERENCE

     This Registration Statement on Form S-3 is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Commission File No. 333-54512) filed by Digital Island, Inc. (the "Company") with the Securities and Exchange Commission as declared effective on February 14, 2001 are incorporated herein by reference.

                                    EXHIBITS

     The following exhibits are filed as part of this Registration Statement:

Item 16.  Exhibits

Exhibit Number           Description

5.1                      Opinion of Brobeck, Phleger & Harrison LLP
23.1                     Consent of PricewaterhouseCoopers LLP, independent
                         accountants
23.2                     Consent of Brobeck, Phleger & Harrison LLP (included
                         in Exhibit 5.1 hereto)
23.3                     Consent of Deloitte & Touche LLP, independent auditors
24.1*                    Power of Attorney


* Incorporated by reference to our Registration Statement on Form S-3 (Registration No. 333-54512)

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California on this 1st day of March 2001.

                                        DIGITAL ISLAND, INC.

                                        By: /s/ Ruann F. Ernst
                                            ------------------
                                            Ruann F. Ernst
                                            Chairman of the Board and Chief
                                            Executive Officer


          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the persons whose signatures appear below, which persons have signed such Registration Statement in the capacities and on the dates indicated.

Signature                     Title                                        Date
---------                     -----                                        ----
/s/ Ruann F. Ernst            Chairman of the Board and Chief Executive    March 1, 2001
--------------------------    Officer (Principal Executive Officer)
Ruann F. Ernst

           *                  Chief Financial Officer (Principal           March 1, 2001
--------------------------    Financial and Accounting Officer)
T.L. Thompson

           *                  Director                                     March 1, 2001
--------------------------
Charlie Bass

           *                  Director                                     March 1, 2001
--------------------------
Christos Cotsakos

           *                  Director                                     March 1, 2001
--------------------------
G. Bradford Jones

           *                  Director                                     March 1, 2001
--------------------------
Shahan Soghikian

* Pursuant to Power of Attorney previously filed with the Commission with the Registration Statement on Form S-3 (File No. 333-54512) and incorporated herein by reference.

/s/ Ruann F. Ernst            Attorney-in-Fact               March 1, 2001
--------------------------
Ruann F. Ernst


                                     II-1